SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2004

PILGRIM’S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 South Texas Street Pittsburg, Texas	75686-0093
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (903) 855-1000

Item 12.	Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a press release issued by Pilgrim’s Pride Corporation on July 26, 2004, announcing its results of operations for the third quarter of fiscal 2004.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release issued on July 26, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: July 26, 2004.

By:	/s/ Richard A. Cogdill
[Graphic]
Richard A. Cogdill Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit Number	Description
99.1	Press Release issued on July 26, 2004.